Exhibit 10.8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THE EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

AMENDMENT #1

TO AMENDED AND RESTATED DEVELOPMENT,

LICENSE AND SUPPLY AGREEMENT

This Amendment #1 effective as of the last date on the signature page hereof (“Effective Date”), by and between CIMA LABS INC. (“CIMA”) and Alamo Pharmaceuticals, LLC (“ALAMO”) and amends and supplements that certain Amended And Restated Development, License and Supply Agreement between CIMA and ALAMO dated August 22, 2005 (the “Agreement”)

WHEREAS, CIMA has developed 25 mg., 50 mg. and 100 mg orally disintegrating tablet doses of the Product for ALAMO, using CIMA’s OraSolv® technology, under the terms of the Agreement;

WHEREAS, CIMA has performed feasibility activities on a 100 mg, orally disintegrating tablet dose of the Product for ALAMO, using CIMA’s DuraSolv® technology, under the terms of the Agreement;

WHEREAS, ALAMO has requested that CIMA, perform feasibility and development activities to formulate additional 12.5mg., 25 mg. and 50 mg orally disintegrating tablet doses of the Product for ALAMO using CIMA’s DuraSolv® technology; and development activities for the 100 mg orally disintegrating tablet dose of the Product for ALAMO using CIMA’s DuraSolv® technology; and

WHEREAS, the parties have agreed that in consideration for such dosage feasibility and development activities, ALAMO shall pay to CIMA such additional sums under the Agreement as are provided for in this Amendment #1.

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

2. In addition to Schedule B of the Agreement, Schedule B-1 attached hereto shall be incorporated into the Agreement in its entirety and included for all purposes under the Agreement as if it formed part of Schedule B Activities of two or more Stages set forth in Schedule B-1 may run concurrently.

3. In addition to Schedule E of the Agreement, Schedule E-1 attached hereto shall be incorporated into the Agreement in its entirety and included for all purposes under the Agreement as if it formed part of Schedule E.

4. Unless otherwise set forth in this Amendment, all references to Sections, Schedules or Appendices refer to Sections, Schedules or Appendices of the Agreement.

5. In the event of any conflict between this Amendment #1 and the Agreement, the terms of this Amendment #1 shall control.

6. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in three originals by their duly authorized representatives.

CIMA LABS INC.		ALAMO PHARMACEUTICALS, LLC

BY:	/s/ R. K. Khankari	BY:	/s/ Samuel Simmons

NAME:	R. K. Khankari	NAME:	Samuel Simmons

TITLE:	VP, Worldwide Drug Delivery, R&D	TITLE:	Chief Financial Officer

DATE:	October 14, 2005	DATE:	October 19, 2005

Amended and Restated Development, License and Supply Agreement

Schedule B-1

Details of Development Activities, Costs and Timing

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule B-1 (Continued)

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule B-1 (Continued)

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule B-1 (Continued)

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule B-1 (Continued)

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule B-1 (Continued)

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule B-1 (Continued)

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule E-1

Clozapine DuraSolv®

Anticipated Product Attributes:

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.